Supplement dated July 15, 2022
to the following statutory prospectus(es):
Nationwide Advisory Variable Universal Life dated May 1, 2022
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following investment option is only available in policies issued prior to August 19, 2022:
•	Lazard Retirement Series, Inc. - Lazard Retirement Emerging Markets Equity Portfolio: Service Shares
Accordingly, Appendix A: Underlying Mutual Funds Available Under the Policy is amended as follows:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2021)
					1 year	5 year	10 year
Equity	Lazard Retirement Series, Inc. - Lazard Retirement Emerging Markets Equity Portfolio: Service Shares This Sub-Account is only available in policies issued before August 19, 2022 Investment Advisor: Lazard Asset Management LLC	1.38%	0.00%	1.38%	5.46%	5.07%	3.57%
PROS-0673
1